POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Wayne W. Murdy, Bruce D. Hansen and Britt D. Banks, each of them acting individually, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Newmont Mining Corporation (the "Corporation") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, including, without limitation, the power and authority to sign his name in any and all capacities (including his capacity as an Officer of the Corporation) to (i) the Registration Statement on Form S-8 or such other form as may be appropriate and any amendments thereto (including post-effective amendments), to be filed with the Securities and Exchange Commission registering the issuance from time to time of up to 10,000,000 additional shares of common stock of the Corporation to be issued pursuant to, or upon exercise of options to purchase shares of common stock of the Corporation to be granted pursuant to, the Corporation's 1996 Employees Stock Plan, and (ii) any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto (including post-effective amendments); and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 23rd day of August, 2004.

         Signature                          Title
         ---------                          -----


  /s/ Russell Ball                           Vice President and Controller
----------------------------                (Principal Accounting Officer)
      Russell Ball